SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2002

THE ARISTOTLE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE                                                0-14669                                           06-116854

(State or other                               (Commission File Number)                     (IRS Employer

jurisdiction of incorporation)                                                                           Identification No.)

               96 Cummings Point Road, Stamford, CT                                       06902

                 (Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:   (203) 324-5466

27 Elm Street, New Haven, CT 06510

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

                    (a) Not applicable

                    (b) Pro Forma Financial Information

        The pro forma financial information with respect to the previously announced merger pursuant to which Nasco International, Inc., a Wisconsin corporation, merged with and into The Aristotle Corporation (the "Company"), are included in the Company's Form 10-Q for the quarter ended June 30, 2002 which was filed with the Securities and Exchange Commission on August 14, 2002 (the "June 30th 10-Q"). The pro forma financial information contained in the June 30th 10-Q is incorporated herein by reference.

                    (c) Exhibits

        Exhibit 99 - The Aristotle Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        THE ARISTOTLE CORPORATION

                                                                                            (Registrant)

Date: August 29, 2002                                       By: /s/ John J. Crawford

                                                                    Name: John J. Crawford

                                                                    Title:    Chairman and

                                                                                Chief Executive Office

                                                                               (Principal Executive Officer)

EXHIBITS

Exhibit 99 The Aristotle Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, is incorporated herein by reference.